UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2021

Waldencast Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40207	98-1575727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Bank Street, Suite 560 White Plains, NY	10606
(Address of principal executive offices)	(Zip Code)

(917) 546-6828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	WALDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WALD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WALDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On November 18, 2021, after consultation with Marcum LLP, the independent registered public accounting firm (the “Independent Accountants”) of Waldencast Acquisition Corp. (the “Company” or “Waldencast”), the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that its previously issued financial statements as of March 18, 2021, March 31, 2021 and June 30, 2021 and for the periods from December 8, 2020 (inception) through January 12, 2021, from January 1, 2021 through March 31, 2021, and the three months and six months ended June 30, 2021 (the “Relevant Periods”) should no longer be relied upon because of certain errors relating to the classification between temporary equity and permanent equity of the Company’s Class A ordinary shares subject to possible redemption.

In accordance with the Securities and Exchange Commission and its staff’s guidance on redeemable equity instruments, ASC 480, paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its Class A ordinary shares in permanent equity, or total shareholders’ equity. The Company has determined that it is appropriate to restate its previously issued financial statements for the Relevant Periods to present all redeemable Class A ordinary shares as temporary equity and to recognize accretion from the initial book value to redemption value at the time of its initial public offering (including exercise of the over-allotment option) and in accordance with ASC 480. Considering such restatement, the previously issued financial statements for the Relevant Periods should no longer be relied upon. The Company will file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which will include the restated financial statements for the Relevant Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waldencast Acquisition Corp.

Date: November 18, 2021	By:	/s/ Michel Brousset
	Name:	Michel Brousset
	Title:	Chief Executive Officer (Principal Executive and Accounting Officer)

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